Advances to Suppliers, Net (Details)	12 Months Ended
Dec. 31, 2020
Advances To Suppliers Net [Abstract]
Construction material, description	It usually takes 3 to 6 months for the suppliers to deliver raw material for our equipment production and takes up to 6 to 12 months for the suppliers to deliver the construction materials.
Description of advance to suppliers balance	For the Company’s December 31, 2020 net advance to suppliers balance, approximately $484,793 million, or 11% has been realized as of the date of this report and the remaining balance is expected to be substantially realized before December 31, 2021.